                         STOCK APPRECIATION RIGHTS AGREEMENT


This Stock Appreciation Rights Agreement ("Agreement") is made as of this lst day of November, between HERBALIFE INTERNATIONAL, INC., a Nevada corporation ("Corporation"), and Alan Liker ("Grantee").

                                       RECITALS

     A. The members of the Board of Directors of this Corporation, other than the Grantee ("Board"), have determined that it is to the advantage and best interests of the Corporation and its shareholders to grant ten thousand (10,000) stock appreciation rights ("SARs") to the Grantee as an inducement to remain as a member of the Board of Directors of the Corporation and as an incentive for continued effort during such service, and has approved the terms and the execution of this Agreement between the Corporation and the Grantee.

    B.   The terms of this Agreement shall be administered by the Board.

    C. The SARs granted hereunder are intended to satisfy the requirements of Rule 16a-l(c) (3) (ii) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, therefore, may be redeemed or exercised only (a) for cash and do not permit the receipt of equity securities in lieu of cash, AND
(b) upon a fixed date or dates at least six months after award, or incident to death, retirement, disability or termination of employment; and thus it is further intended that the SARs granted hereunder shall constitute neither "derivative securities" nor "equity securities" for purposes of Section 16 of the Exchange Act.

    NOW, THEREFORE, the parties hereto agree as follows:

    1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions hereinafter stated, the Corporation hereby grants to Grantee as of November 1, 1995 (the "Date of Grant") ten thousand (10,000) SARs. For purposes of the SARs granted hereunder, the fair market value of one share of common stock of the Corporation as of the Date of Grant is $7.375 ("Date of Grant Value"), subject to adjustment as set forth in paragraph 7 hereof.

     2. VESTING OF RIGHTS. Subject to paragraph 4, on each of the next five anniversaries of the Date of Grant, twenty percent (20%) of the Grantee's rights with respect to the SARs granted hereunder shall vest.

      3. TIME AND MANNER OF REDEMPTION. The Grantee will be deemed to have automatically exercised the SARs and the Corporation shall redeem the SARs on the day such SARs become vested (or the closest preceding business day thereto) ("Exercise Dates"), in whole and not in part, but only if, at the time of exercise, Grantee continues to be a director of the Corporation or any present or future parent or subsidiary of the Corporation ("Affiliates") or is employed by the Corporation or any Affiliate, or is providing consulting or any other bona fide services to the Corporation or Affiliate (such service as director, employee, consultant or otherwise shall be referred to as "Service").

     4. GRANTEE'S DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. On the thirtieth day(or the closest preceding business day thereto) following Grantee's death (an "Exercise Date"), the SARs granted hereunder which have not been exercised and redeemed shall be deemed to be automatically exercised by Grantee's successor in interest by will or the laws of descent and distribution and redeemed by the Corporation, notwithstanding the vesting and exercise schedules set forth in paragraphs 2 and 3. Upon cessation of Services by Grantee for any reason (including permanent disability) other than death, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force of effect.

    5.   PAYMENT UPON EXERCISE.  Upon the  automatic  exercise  of  an  SAR:
(i) if the fair market value of one share of the Corporation's common stock on the Exercise Date is less than or equal to the Date of Grant Value, the SARs vested on such Exercise Date shall be redeemed for no payment; and (ii) if the fair market value of one share of the Corporation's common stock on the Exercise Date exceeds the Date of Grant Value, the SARs being redeemed on such Exercise Date shall be redeemed for a cash payment of an amount equal to the positive difference between such fair market value on the Exercise Date and the Date of Grant Value, multiplied by the number of SARs being redeemed. Such cash payments shall be made within fifteen days of the date of redemption.

     For purposes of this paragraph, the fair market value of a share of common stock shall be determined by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by THE WALL STREET JOURNAL, (or, if for any reason no such price is available, in such other manner as the Board may deem appropriate to reflect the then fair market value thereof).

     In the event that the date of exercise of an SAR is a date for which there is no published price, such fair market value shall be determined by referring to the next preceding business day on which trading occurs or on which published prices are available.

    6. NON-TRANSFERABLE. Other than by will or the laws of descent and distribution, the right of Grantee to receive any payment hereunder shall not be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and no payments due hereunder shall in any manner be subject to the debts or liabilities of Grantee. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments, whether presently or thereafter payable, shall be null and void and without any legal effect.

    7. ADJUSTMENT OF SARs AND DATE OF GRANT VALUE. The SARs shall be subject to adjustment by the Board in its sole discretion as to the number, kind and Date of Grant Value of shares subject thereto in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the Date of Grant, provided that if the Corporation shall change its common stock into a greater or lesser number of shares through a stock dividend, stock split, reverse stock split or combination of shares, outstanding SARs shall be adjusted proportionately, consistent with existing law and regulation, to prevent inequitable results.

    8. NOR RIGHTS AS A SHAREHOLDER. Grantee shall not have any rights of any kind as a shareholder of the Corporation with respect to any of the SARs.

    9. NO RIGHTS TO CONTINUED SERVICE. The granting of SARs shall not be deemed to confer upon Grantee any right to continue to provide Services to the Corporation or any of its Affiliates or to limit or diminish in any way the right of the Corporation or any Affiliate to terminate Grantee's Services at any time with or without cause.

    10.  WITHHOLDING.   Prior to and as a condition of making any cash payment
pursuant to any exercise of the SARS, the Corporation may require Grantee to pay to the Corporation (by deduction or otherwise) the amount of any tax required by law to be withheld with respect to such exercise, and to provide to the Corporation such information and data as the Board shall reasonably require.

    11. ASSUMPTION BY SUCCESSOR CORPORATION OF STOCK APPRECIATION RIGHT IN EVENT OF MERGER, ETC. OF CORPORATION. Nothing contained in this agreement shall in any way prohibit the corporation from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; provided, however, that in case of merger, consolidation, or sale or transfer of substantially all assets or a similar restructuring, the successor corporation shall assume all obligations of the Corporation under this Agreement and shall provide for the continuation of the SARs without changing the Exercise Dates set forth in Section 5, subject to appropriate adjustment in the sole judgment of the Board to take account of the conversion or sale price in such transaction and any other pertinent factors. Upon liquidation of the Corporation or similar event where there is no successor corporation, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force or effect.

    12. BOARD'S INTERPRETATION BINDING. The Board shall have the authority to interpret the terms of the SARs and to determine all questions which may arise in connection with any exercise thereof, and all such interpretations and determinations shall be conclusive and binding on all persons.

    13. BINDING EFFECT. The terms of the SARs shall be binding upon, and shall inure to the benefit of, the Corporation, Grantee, the successors and assigns of the Corporation, and any person acquiring any rights in the SARs upon the death of Grantee.

    14. GOVERNING LAW. The terms of the SARs shall be construed under and governed by the laws of the State of California.

    15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute on and the same instrument.

     IN WITNESS WHEREOF, this Stock Appreciation Rights Agreement has been duly executed and delivered by the parties hereto as of the date first above written.



                                            HERBALIFE INTERNATIONAL, INC.



                                         BY:     /s/Christopher Pair
                                            ------------------------------
                                            Christopher Pair
                                            Executive Vice President
                                            International and Corporate
                                            Administration




                                            /s/Alan Liker
                                            -------------------------------
                                            Alan Liker

                         STOCK APPRECIATION RIGHTS AGREEMENT


This Stock Appreciation Rights Agreement ("Agreement") is made as of this lst day of November, between HERBALIFE INTERNATIONAL, INC., a Nevada corporation ("Corporation"), and Paul Buxbaum ("Grantee").

                                       RECITALS

     A. The members of the Board of Directors of this Corporation, other than the Grantee ("Board"), have determined that it is to the advantage and best interests of the Corporation and its shareholders to grant ten thousand (10,000) stock appreciation rights ("SARs") to the Grantee as an inducement to remain as a member of the Board of Directors of the Corporation and as an incentive for continued effort during such service, and has approved the terms and the execution of this Agreement between the Corporation and the Grantee.

    B.   The terms of this Agreement shall be administered by the Board.

    C. The SARs granted hereunder are intended to satisfy the requirements of Rule 16a-l(c) (3) (ii) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, therefore, may be redeemed or exercised only (a) for cash and do not permit the receipt of equity securities in lieu of cash, AND
(b) upon a fixed date or dates at least six months after award, or incident to death, retirement, disability or termination of employment; and thus it is further intended that the SARs granted hereunder shall constitute neither "derivative securities" nor "equity securities" for purposes of Section 16 of the Exchange Act.

    NOW, THEREFORE, the parties hereto agree as follows:

    1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions hereinafter stated, the Corporation hereby grants to Grantee as of November 1, 1995 (the "Date of Grant") ten thousand (10,000) SARs. For purposes of the SARs granted hereunder, the fair market value of one share of common stock of the Corporation as of the Date of Grant is $7.375 ("Date of Grant Value"), subject to adjustment as set forth in paragraph 7 hereof.

     2. VESTING OF RIGHTS. Subject to paragraph 4, on each of the next five anniversaries of the Date of Grant, twenty percent (20%) of the Grantee's rights with respect to the SARs granted hereunder shall vest.

      3. TIME AND MANNER OF REDEMPTION. The Grantee will be deemed to have automatically exercised the SARs and the Corporation shall redeem the SARs on the day such SARs become vested (or the closest preceding business day thereto) ("Exercise Dates"), in whole and not in part, but only if, at the time of exercise, Grantee continues to be a director of the Corporation or any present or future parent or subsidiary of the Corporation ("Affiliates") or is employed by the Corporation or any Affiliate, or is providing consulting or any other bona fide services to the Corporation or Affiliate (such service as director, employee, consultant or otherwise shall be referred to as "Service").

     4. GRANTEE'S DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. On the thirtieth day (or the closest preceding business day thereto) following Grantee's death (an "Exercise Date"), the SARs granted hereunder which have not been exercised and redeemed shall be deemed to be automatically exercised by Grantee's successor in interest by will or the laws of descent and distribution and redeemed by the Corporation, notwithstanding the vesting and exercise schedules set forth in paragraphs 2 and 3. Upon cessation of Services by Grantee for any reason (including permanent disability) other than death, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force of effect.

    5.   PAYMENT UPON EXERCISE.  Upon the  automatic  exercise  of  an  SAR:
(i) if the fair market value of one share of the Corporation's common stock on the Exercise Date is less than or equal to the Date of Grant Value, the SARs vested on such Exercise Date shall be redeemed for no payment; and (ii) if the fair market value of one share of the Corporation's common stock on the Exercise Date exceeds the Date of Grant Value, the SARs being redeemed on such Exercise Date shall be redeemed for a cash payment of an amount equal to the positive difference between such fair market value on the Exercise Date and the Date of Grant Value, multiplied by the number of SARs being redeemed. Such cash payments shall be made within fifteen days of the date of redemption.

     For purposes of this paragraph, the fair market value of a share of common stock shall be determined by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by THE WALL STREET JOURNAL, (or, if for any reason no such price is available, in such other manner as the Board may deem appropriate to reflect the then fair market value thereof).

     In the event that the date of exercise of an SAR is a date for which there is no published price, such fair market value shall be determined by referring to the next preceding business day on which trading occurs or on which published prices are available.

    6. NON-TRANSFERABLE. Other than by will or the laws of descent and distribution, the right of Grantee to receive any payment hereunder shall not be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and no payments due hereunder shall in any manner be subject to the debts or liabilities of Grantee. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments, whether presently or thereafter payable, shall be null and void and without any legal effect.

    7. ADJUSTMENT OF SARs AND DATE OF GRANT VALUE. The SARs shall be subject to adjustment by the Board in its sole discretion as to the number, kind and Date of Grant Value of shares subject thereto in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the Date of Grant, provided that if the Corporation shall change its common stock into a greater or lesser number of shares through a stock dividend, stock split, reverse stock split or combination of shares, outstanding SARs shall be adjusted proportionately, consistent with existing law and regulation, to prevent inequitable results.

    8. NOR RIGHTS AS A SHAREHOLDER. Grantee shall not have any rights of any kind as a shareholder of the Corporation with respect to any of the SARs.

    9. NO RIGHTS TO CONTINUED SERVICE. The granting of SARs shall not be deemed to confer upon Grantee any right to continue to provide Services to the Corporation or any of its Affiliates or to limit or diminish in any way the right of the Corporation or any Affiliate to terminate Grantee's Services at any time with or without cause.

    10.  WITHHOLDING.   Prior to and as a condition of making any cash payment
pursuant to any exercise of the SARs, the Corporation may require Grantee to pay to the Corporation (by deduction or otherwise) the amount of any tax required by law to be withheld with respect to such exercise, and to provide to the Corporation such information and data as the Board shall reasonably require.


    11. ASSUMPTION BY SUCCESSOR CORPORATION OF STOCK APPRECIATION RIGHT IN EVENT OF MERGER, ETC. OF CORPORATION. Nothing contained in this agreement shall in any way prohibit the corporation from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; provided, however, that in case of merger, consolidation, or sale or transfer of substantially all assets or a similar restructuring, the successor corporation shall assume all obligations of the Corporation under this Agreement and shall provide for the continuation of the SARs without changing the Exercise Dates set forth in Section 5, subject to appropriate adjustment in the sole judgment of the Board to take account of the conversion or sale price in such transaction and any other pertinent factors. Upon liquidation of the Corporation or similar event where there is no successor corporation, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force or effect.

    12. BOARD'S INTERPRETATION BINDING. The Board shall have the authority to interpret the terms of the SARs and to determine all questions which may arise in connection with any exercise thereof, and all such interpretations and determinations shall be conclusive and binding on all persons.

    13. BINDING EFFECT. The terms of the SARs shall be binding upon, and shall inure to the benefit of, the Corporation, Grantee, the successors and assigns of the Corporation, and any person acquiring any rights in the SARs upon the death of Grantee.

    14. GOVERNING LAW. The terms of the SARs shall be construed under and governed by the laws of the State of California.

    15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute on and the same instrument.

     IN WITNESS WHEREOF, this Stock Appreciation Rights Agreement has been duly executed and delivered by the parties hereto as of the date first above written.



                                            HERBALIFE INTERNATIONAL, INC.



                                         BY:     /s/Christopher Pair
                                            -----------------------------
                                            Christopher Pair
                                            Executive Vice President
                                            International  and  Corporate
                                            Administration




                                            /s/Paul Buxbaum
                                            ------------------------------
                                            Paul Buxbaum

                         STOCK APPRECIATION RIGHTS AGREEMENT

This Stock Appreciation Rights Agreement ("Agreement") is made as of this lst day of November, between HERBALIFE INTERNATIONAL, INC., a Nevada corporation ("Corporation"), and Edward Hall ("Grantee").
[cad 131]
                                       RECITALS

     A. The members of the Board of Directors of this Corporation, other than the Grantee ("Board"), have determined that it is to the advantage and best interests of the Corporation and its shareholders to grant ten thousand (10,000) stock appreciation rights ("SARs") to the Grantee as an inducement to remain as a member of the Board of Directors of the Corporation and as an incentive for continued effort during such service, and has approved the terms and the execution of this Agreement between the Corporation and the Grantee.

    B.   The terms of this Agreement shall be administered by the Board.

    C. The SARs granted hereunder are intended to satisfy the requirements of Rule 16a-l(c) (3) (ii) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, therefore, may be redeemed or exercised only (a) for cash and do not permit the receipt of equity securities in lieu of cash, AND
(b) upon a fixed date or dates at least six months after award, or incident to death, retirement, disability or termination of employment; and thus it is further intended that the SARs granted hereunder shall constitute neither "derivative securities" nor "equity securities" for purposes of Section 16 of the Exchange Act.

    NOW, THEREFORE, the parties hereto agree as follows:

    1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions hereinafter stated, the Corporation hereby grants to Grantee as of November 1, 1995 (the "Date of Grant") ten thousand (10,000) SARs. For purposes of the SARs granted hereunder, the fair market value of one share of common stock of the Corporation as of the Date of Grant is $7.375 ("Date of Grant Value"), subject to adjustment as set forth in paragraph 7 hereof.

     2. VESTING OF RIGHTS. Subject to paragraph 4, on each of the next five anniversaries of the Date of Grant, twenty percent (20%) of the Grantee's rights with respect to the SARs granted hereunder shall vest.

      3. TIME AND MANNER OF REDEMPTION. The Grantee will be deemed to have automatically exercised the SARs and the Corporation shall redeem the SARs on the day such SARs become vested (or the closest preceding business day thereto) ("Exercise Dates"), in whole and not in part, but only if, at the time of exercise, Grantee continues to be a director of the Corporation or any present or future parent or subsidiary of the Corporation ("Affiliates") or is employed by the Corporation or any Affiliate, or is providing consulting or any other bona fide services to the Corporation or Affiliate (such service as director, employee, consultant or otherwise shall be referred to as "Service").

     4. GRANTEE'S DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. On the thirtieth day(or the closest preceding business day thereto) following Grantee's death (an "Exercise Date"), the SARs granted hereunder which have not been exercised and redeemed shall be deemed to be automatically exercised by Grantee's successor in interest by will or the laws of descent and distribution and redeemed by the Corporation, notwithstanding the vesting and exercise schedules set forth in paragraphs 2 and 3. Upon cessation of Services by Grantee for any reason (including permanent disability) other than death, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force of effect.

    5.   PAYMENT UPON EXERCISE.  Upon the  automatic  exercise  of  an  SAR:
(i) if the fair market value of one share of the Corporation's common stock on the Exercise Date is less than or equal to the Date of Grant Value, the SARs vested on such Exercise Date shall be redeemed for no payment; and (ii) if the fair market value of one share of the Corporation's common stock on the Exercise Date exceeds the Date of Grant Value, the SARs being redeemed on such Exercise Date shall be redeemed for a cash payment of an amount equal to the positive difference between such fair market value on the Exercise Date and the Date of Grant Value, multiplied by the number of SARs being redeemed. Such cash payments shall be made within fifteen days of the date of redemption.

     For purposes of this paragraph, the fair market value of a share of common stock shall be determined by reference to the closing price on the principal stock exchange on which such shares are then listed or, if such shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the NASDAQ National Market System) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through NASDAQ (or its successor in function), in each case as reported by THE WALL STREET JOURNAL, (or, if for any reason no such price is available, in such other manner as the Board may deem appropriate to reflect the then fair market value thereof).

     In the event that the date of exercise of an SAR is a date for which there is no published price, such fair market value shall be determined by referring to the next preceding business day on which trading occurs or on which published prices are available.

    6. NON-TRANSFERABLE. Other than by will or the laws of descent and distribution, the right of Grantee to receive any payment hereunder shall not be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and no payments due hereunder shall in any manner be subject to the debts or liabilities of Grantee. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments, whether presently or thereafter payable, shall be null and void and without any legal effect.

    7. ADJUSTMENT OF SARs AND DATE OF GRANT VALUE. The SARs shall be subject to adjustment by the Board in its sole discretion as to the number, kind and Date of Grant Value of shares subject thereto in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the Date of Grant, provided that if the Corporation shall change its common stock into a greater or lesser number of shares through a stock dividend, stock split, reverse stock split or combination of shares, outstanding SARs shall be adjusted proportionately, consistent with existing law and regulation, to prevent inequitable results.

    8. NOR RIGHTS AS A SHAREHOLDER. Grantee shall not have any rights of any kind as a shareholder of the Corporation with respect to any of the SARs.

    9. NO RIGHTS TO CONTINUED SERVICE. The granting of SARs shall not be deemed to confer upon Grantee any right to continue to provide Services to the Corporation or any of its Affiliates or to limit or diminish in any way the right of the Corporation or any Affiliate to terminate Grantee's Services at any time with or without cause.

    10.  WITHHOLDING.   Prior to and as a condition of making any cash payment
pursuant to any exercise of the SARs, the Corporation may require Grantee to pay to the Corporation (by deduction or otherwise) the amount of any tax required by law to be withheld with respect to such exercise, and to provide to the Corporation such information and data as the Board shall reasonably require.

    11. ASSUMPTION BY SUCCESSOR CORPORATION OF STOCK APPRECIATION RIGHT IN EVENT OF MERGER, ETC. OF CORPORATION. Nothing contained in this agreement shall in any way prohibit the corporation from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; provided, however, that in case of merger, consolidation, or sale or transfer of substantially all assets or a similar restructuring, the successor corporation shall assume all obligations of the Corporation under this Agreement and shall provide for the continuation of the SARS without changing the Exercise Dates set forth in Section 5, subject to appropriate adjustment in the sole judgment of the Board to take account of the conversion or sale price in such transaction and any other pertinent factors. Upon liquidation of the Corporation or similar event where there is no successor corporation, the SARs granted hereunder which have not been exercised and redeemed shall immediately expire and be void and of no further force or effect.

    12. BOARD'S INTERPRETATION BINDING. The Board shall have the authority to interpret the terms of the SARs and to determine all questions which may arise in connection with any exercise thereof, and all such interpretations and determinations shall be conclusive and binding on all persons.

    13. BINDING EFFECT. The terms of the SARs shall be binding upon, and shall inure to the benefit of, the Corporation, Grantee, the successors and assigns of the Corporation, and any person acquiring any rights in the SARs upon the death of Grantee.

    14. GOVERNING LAW. The terms of the SARs shall be construed under and governed by the laws of the State of California.

    15. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute on and the same instrument.

     IN WITNESS WHEREOF, this Stock Appreciation Rights Agreement has been duly executed and delivered by the parties hereto as of the date first above written.



                                            HERBALIFE INTERNATIONAL, INC.



                                         BY:     /s/Christopher Pair
                                            ---------------------------------
                                            Christopher Pair
                                            Executive Vice President
                                            International and Corporate
                                            Administration




                                            /s/Edward Hall
                                            ---------------------------------
                                            Edward Hall